ADVANCEDESIGNS(R) VARIABLE ANNUITY
SECUREDESIGNS(R) VARIABLE ANNUITY

ISSUED BY: FIRST SECURITY BENEFIT LIFE INSURANCE
           AND ANNUITY COMPANY OF NEW YORK


                          SUPPLEMENT DATED MAY 1, 2010,
                         TO PROSPECTUS DATED MAY 1, 2010

-------------------------------------------------------------------------------

The SBL Fund Series Z (SBL Alpha Opportunity) is not accepting new subscriptions until further notice. Accordingly, the SBL Alpha Opportunity Subaccount is not available for the allocation of Purchase Payments or the transfer of Contract Value. If you have Contract Value in the SBL Alpha Opportunity Subaccount, your Contract Value will remain invested, although you have the right to withdraw your Contract Value* in this Subaccount or transfer it to another Subaccount or to the Fixed Account.

In view of the Fund's closure, we will be unable to allocate any portion of a Purchase Payment or a transfer of Contract Value to the SBL Alpha Opportunity Subaccount (including those resulting from automatic allocations under the Dollar Cost Averaging Option or the Asset Reallocation Option). We request that you refrain from making an allocation to that Subaccount until further notice. However, in the event that we receive a request to allocate to the SBL Alpha Opportunity Subaccount while it is closed, we will handle those transactions as follows:

New Applications: If we receive an application for a Contract with an allocation to the SBL Alpha Opportunity Subaccount, we will consider the application to be incomplete and we will attempt to contact the applicant to get revised instructions. If the applicant does not provide us with revised instructions within five Valuation Dates after the Valuation Date on which we first received the initial Purchase Payment, we will return the application and initial Purchase Payment, unless the applicant consents to us retaining the initial Purchase Payment until further instructions are provided.

Existing Contracts: If we receive a Purchase Payment for an existing Contract with an allocation to the SBL Alpha Opportunity Subaccount (including cases in which an Extra Credit Rider is in effect), we will allocate the payment to the SBL Money Market Subaccount. If you had in effect an automatic allocation to the SBL Alpha Opportunity Subaccount pursuant to the Dollar Cost Averaging Option or the Asset Reallocation Option, those automatic transactions were terminated effective as of the close of business on October 3, 2008. If you wish to set up a new Dollar Cost Averaging Option or Asset Allocation Option (without the SBL Alpha Opportunity Subaccount) you will need to submit a new form to our Administrative Office. If you request a transfer of Contract Value to the SBL Alpha Opportunity Subaccount, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.

*Please remember that withdrawals reduce your Contract Value and death benefit and may reduce other rider benefits, may result in the receipt of taxable income, and, if made prior to age 59 1/2, may be subject to a 10% penalty tax.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE